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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): June 17, 2003

                                 NAVISITE, INC.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                    000-27597                 52-2137343
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(State or Other Jurisdiction         (Commission               (IRS Employer
      of Incorporation               File Number)            Identification No.)


400 Minuteman Road, Andover, Massachusetts                   01810
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 (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code: (978) 682-8300

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 9. REGULATION FD DISCLOSURE (INFORMATION FURNISHED PURSUANT TO ITEM 12,
"DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION").

         On June 17, 2003, NaviSite, Inc. announced its financial results for the quarter ended April 30, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

         In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  June 17, 2003                   NAVISITE, INC.

                                       By: /s/ Jim Pluntze
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                                           Jim Pluntze
                                           Chief Financial Officer












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                                  EXHIBIT INDEX

Exhibit No.             Description
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99.1                    Press release dated June 17, 2003